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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 22, 1999
                                                 ------------------

                     AK STEEL HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware            File No. 1-13696        31-1401455
    ---------------     ------------------------  -----------------
(State or other         (Commission file number)  (IRS employer
jurisdiction of                                   identification
incorporation)                                    number)


   703 Curtis Street, Middletown, Ohio              45043
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(Address of principal executive offices)           (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated November 22, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it has named three new vice presidents. Donald B. Korade was named vice president and controller; Gary L. McDaniel was named vice president - operations; and M. Dennis McGlone was named vice president - commercial.

     The Company further announced that its board of directors declared a regular quarterly dividend of $0.90625 per share on its Series B $3.625 Cumulative Convertible Preferred Stock, payable December 31, 1999, to shareholders of record on November 30, 1999.


Item 7.   Exhibit.
          -------

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (1)  Press Release, dated November 22, 1999

                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/ Brenda S. Harmon
                                  ------------------------
                                  Brenda S. Harmon
                                  Secretary


Dated:  November 22, 1999

                                       3
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index



Exhibit No.    Description                                    Page
----------     -----------                                    ----

   (1)         Press Release, dated November 22, 1999           5

                                       4